Rex Energy Corporation | 476 Rolling Ridge Drive | State College, PA 16801
P: (814) 278-7267 | F: (814) 278-7286
E: InvestorRelations@RexEnergyCorp.com
www.rexenergy.com
Responsible Development of America’s Energy Resources
Rex Energy
Corporate Presentation
April 2013
Exhibit 99.2

Forward-Looking Statements
Statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  For example, we make statements about significant potential opportunities for our business; future earnings; resource potential; cash flow and liquidity; capital expenditures; reserve and production growth; potential drilling locations; plans for our operations, including drilling, fracture stimulation activities, and the completion of wells; and potential markets for our oil, NGLs, and gas, among other things, that are forward looking and anticipatory in nature. These statements are based on management’s experience and perception of historical trends, current conditions, and anticipated future developments, as well as other factors believed to be appropriate.  We believe these statements and the assumptions and estimates contained in this presentation are reasonable based on information that is currently available to us. However, management’s assumptions and the company’s future performance are subject to a wide range of business risks and uncertainties, both known and unknown, and we cannot assure that the company can or will meet the goals, expectations, and projections included in this presentation. Any number of factors could cause our actual results to be materially different from those expressed or implied in our forward looking statements, including (without limitation): economic conditions in the United States and globally; domestic and global demand for oil and natural gas; volatility in oil, gas, and natural gas liquids pricing; new or changing government regulations, including those relating to environmental matters, permitting, or other aspects of our operations; the geologic quality of the company’s properties with regard to, among other things, the existence of hydrocarbons in economic quantities; uncertainties inherent in the estimates of our oil and natural gas reserves;
our ability to increase oil and natural gas production and income through exploration and development; drilling and operating risks; the success of our drilling techniques in both conventional and unconventional reservoirs; the success of the secondary and tertiary recovery methods we  utilize or plan to employ in the future; the number of potential well locations to be drilled, the cost to drill them, and the time frame within which they will be drilled; the ability of contractors to timely and adequately perform their drilling, construction, well stimulation, completion and production services; the availability of equipment, such as drilling rigs, and infrastructure, such as transportation pipelines; the effects of adverse weather or other natural disasters on our operations; competition in the oil and gas industry in general, and specifically in our areas of operations; changes in the company’s drilling plans and related budgets; the success of prospect development and property acquisition; the success of our business and financial strategies, and hedging strategies; conditions in the domestic and global capital and credit markets and their effect on us; the adequacy and availability of capital resources, credit, and liquidity including (without limitation) access to additional borrowing capacity; and
uncertainties related to the legal and regulatory environment for our industry, and our own legal proceedings and their outcome.
Further information on the risks and uncertainties that may effect our business is available in the company’s filings with the Securities and Exchange Commission.  We strongly encourage you to review those filings. Rex Energy does not assume or undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Presentation of Information
The estimates of reserves in this presentation are based on a reserve report of our independent external reserve engineers as of December 31, 2012. We believe the data we prepared and supplied to our external reservoir engineers in connection with their preparation of the 12/31/12 reserve report, and the assumptions, forecasts, and estimates contained therein, are reasonable, however, we cannot assure that they will prove to have been correct. Estimates of reserves can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Please see slide 3 for additional information about our estimates of reserves.
In this presentation, references to Rex Energy, Rex, REXX, the Company, we, our and us refer to Rex Energy Corporation and its subsidiaries.  Unless otherwise noted, all references to acreage holdings are as of December 31, 2012 and are rounded to the nearest hundred. All financial information excludes discontinued operations unless otherwise noted.
All estimates of internal rate of return (IRR) are before tax.
This presentation includes certain non-GAAP financial measures as defined by the SEC. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on page 39.

Forward Looking Statements and Presentation of Information

Estimates Used in This Presentation

Hydrocarbon Volumes
The SEC permits publicly-reporting oil and gas companies to disclose “proved reserves” in their filings with the SEC. “Proved reserves” are estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. SEC rules also permit the disclosure of “probable” and possible” reserves. Rex Energy discloses proved reserves but does not disclose probable or possible reserves. We may use certain broader terms such as “resource potential,” “EUR” (estimated ultimate recovery of resources, defined below) and other descriptions of volumes of potentially recoverable hydrocarbons throughout this presentation. These broader classifications do not constitute “reserves” as defined by the SEC and we do not attempt to distinguish these classifications from probable or possible reserves as defined by SEC guidelines. In addition, we are prohibited from disclosing hydrocarbon quantities that do not constitute reserves in documents filed with the SEC.
The company defines EUR as the cumulative oil and gas production expected to be economically recovered from a reservoir or individual well from initial production until the end of its useful life. Our estimates of EURs and resource potential have been prepared internally by our engineers and management without review by independent engineers. These estimates are by their nature more speculative than estimates of proved, probable, and possible reserves and accordingly are subject to substantially greater risk of being actually realized. We include these estimates to demonstrate what we believe to be the potential for future drilling and production by the company. Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing, exploration and development costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases. Estimates of resource potential and other figures may change significantly as development of our resource plays provide additional data and therefore actual quantities that may ultimately be recovered will likely differ materially from these estimates.
Potential Drilling Locations
Our estimates of potential drilling locations are prepared internally by our engineers and management and are based upon a number of assumptions inherent in the estimate process. Management, with the assistance of engineers and other professionals, as necessary, conducts a topographical analysis of our unproved prospective acreage to identify potential well pad locations using operationally approved designs and considering several factors, which may include but are not limited to access roads, terrain, well azimuths, and well pad sizes. For our operations in Pennsylvania, we then calculate the number of horizontal well bores for which the company appears to control sufficient acreage to drill the lateral wells from each potential well pad location to arrive at an estimated number of net potential drilling locations. For our operations in Ohio, we calculate the number of horizontal well bores that may be drilled from the potential well pad and multiply this by the company’s net working interest percentage of the proposed unit to arrive at an estimated number of net potential drilling locations. In both cases, we then divide the unproved prospective acreage by the number of net potential drilling locations to arrive at an average well spacing. Management uses these estimates to, among other things, evaluate our acreage holdings and to formulate plans for drilling. Any number of factors could cause the number of wells we actually drill to vary significantly from these estimates, including: the availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, lease expirations, regulatory approvals and other factors.
Potential ASP Units
Our estimates of potential target areas, which we sometimes refer to as “units,” for which we may use an Alkali-Surfactant-Polymer (“ASP”) flood as a method of tertiary recovery have been prepared internally by our engineers and management. These estimates are based on our evaluation of the sand bodies underlying certain of our properties in the Illinois
Basin. We have identified certain characteristics which we believe are desirable for potential ASP projects, including sand bodies with no less than 60 acres of areal extent and net reservoir thickness no less than 15 feet. We have subdivided the sand bodies to determine potential ASP target areas, which have been modeled such that no individual target area or unit would exceed 500 acres. We include these estimates to demonstrate what we believe to be the future potential for ASP tertiary recovery for the company. These estimates are highly speculative in nature and ultimate recoveries will depend on a number of factors, including the ASP technology utilized, the characteristics of the sand bodies and the reservoirs, geological conditions encountered, our decisions regarding capital, and the impact of future oil prices.

Ohio
Pennsylvania
Illinois
Indiana
Virginia
Kentucky
Operated
Non-operated

Developing Liquids-Rich Asset Base

Focused on developing our liquids-rich acreage in the Appalachian and Illinois Basins
•
•
Illinois Basin: Conventional infill and enhanced oil recovery activity; 100% oil production
Warrior Prospects
Illinois Basin
Butler Operated Area
Warren / Mercer Counties
Westmoreland / Clearfield / Centre
Net Acres
Net Acres
Net Acres
Net Acres
Net Acres
~20,000
~27,000
~48,400
~16,900
~10,700
Appalachian Basin: Targeting wet gas windows in the Pennsylvania Marcellus and Ohio Utica Shales

Operational Highlights

Maximizing Resource Potential
Operational and Technical Experience Being Applied in Core Areas
Established Midstream Solutions
•
Large resource base with ~ 900 potential drilling locations focused in the Appalachian with an estimated 5.0 Tcfe of net resource potential (assuming full ethane recovery)
•
Exposure to emerging oil play in the Illinois Basin
•
Strong dry gas economics at strip pricing
•
Enhancing recoveries and returns with “Super Frac” well design in Butler Operated Area and Warrior
Prospects
•
Indentified conventional infill and enhanced oil recovery opportunities in the Illinois Basin
•
2013 midstream capacity
•
Butler Operated Area – 90.0 MMcf/d
•
Warrior Prospects – 25.0 MMcf/d
•
Partnering with established midstream partners (MarkWest, Blue Racer, BP) in Appalachia to develop midstream infrastructure and transportation

Financial Highlights

Strong Balance Sheet
•
Entered 2013 with ~$284 million of liquidity; Pro forma liquidity $344 million including March 2013 redetermination
Active Hedging Program
•
For 2013, approximately 97% of natural gas hedged with $4.29 floor; 97% of 2013 oil production hedged with $88.46 floor; 64% of propane hedged at $0.98 per gallon ($41.16 / bbl), 79% of C5+ at
$2.11 per gallon ($88.62 / bbl), 65% of isobutane hedged at $1.66 per gallon ( $69.72 / bbl) and 32% of butane hedged at $1.58 per gallon ($66.36 / bbl).
•
For 2014, approximately 75% of natural gas hedged with $3.89 floor; 77% of 2013 oil production hedged with $86.44 floor; 6% of propane hedged at $0.93 per gallon ($39.06 / bbl) and 3% of C5+ at
$2.12 per gallon ($89.04 / bbl).
•
Actively adding hedges for 2015

Growing Proved Reserves Through the Drill Bit

Year
Proved Reserves
(Bcfe)
(2)
% Proved Developed
PV-10
(Millions)
Drill-Bit F&D ($/Mcfe) All-In F&D ($/Mcfe)
2012 618.1 42% $ 500.5 $ 0.90
(1)
$ 0.95
2011 366.2 47% $ 539.6 $ 1.24 $ 1.84
2010 201.7 42% $ 269.4 $ 0.67 $ 2.15
(1) Appalachian Basin F&D of $0.73.
(2) Based on year end SEC pricing.
Proved Reserves Growth (Bcfe)
66.0
125.2
201.7
366.2
618.1
0
100
200
300
400
500
600
700
2008 2009 2010 2011 2012
Oil and NGLs Natural Gas

Proved Reserve Summary

Proved Reserves by Category Proved Reserves by Commodity 1P PV-10%
618.1 Bcfe 618.1 Bcfe $500.5 MM
12/31/12 Proved Reserves and PV-10
Note: Year End 2012 SEC Price Assumptions: Oil: $90.92; Nat. Gas: $2.94; NGLs: $32.91.
(1) NYMEX forward curve pricing as of April 12, 2013.
Reserve Category
Oil
MMbbl
NGL
MMbbl
Gas
Bcf
Total
MMBoe
SEC PV-10
$MM
NYMEX PV-10
(1)
$MM
PDP 8.4 10.1 138.7 249.4 $417.7 $505.8
PDNP 0.8 0.1 3.0 8.5 12.0 10.2
Proved Developed 9.2 10.1 141.7 257.9 $429.7 $516.0
PUD 0.2 21.5 230.0 360.1 70.8 236.3
Total Proved 9.4 31.7 371.7 618.0 $500.5 $752.3
PDP
40%
PDNP
1%
PUD
59%
NGL
31%
Gas
60%
Oil
9%
PDNP
2%
PUD
14%
PDP
84%

Liquids-Rich Non-Proven Resource Potential
(1)

Assumptions
Butler Operated
Area: Marcellus
Butler Operated
Area: Upper
Devonian
Warrior
Prospects:
Liquids-Rich
Utica
Total
Gross / Net Identified Potential Drilling
Locations
(2)
314 / 220 390 / 273 132 / 84 836 / 577
EUR assuming Full Ethane Recovery ~ 9.7 Bcfe 9.3 Bcfe 6.0 Bcfe N/A
% Liquids assuming Full Ethane Recovery 40% 40% 52% ~43%
Non-proven Net Resource Potential
assuming Full Ethane Recovery
1.6 Tcfe 2.1 Tcfe 0.8 Tcfe 4.5 Tcfe
We have identified approximately ~900 gross potential proved and non-proven drilling locations in our liquids-rich
Appalachian Basin properties
Additional oil resource potential through our Illinois Basin ASP development and conventional infill / recompletion program
(4)
(1) See note on Hydrocarbon Volumes on page 3.
(2) See note on Potential Drilling Locations on page 3.
(3) Assumes 4,000’ lateral.
(4) Net resource potential after royalties and non-operated interests and adjusted to average lateral length.
(3)

2013 Capital Budget Program

Budgeted $255-275 million of operating capital expenditures for 2013
~86% of 2013 Budget Directed Towards Liquids-Rich Areas
In Appalachia Basin, 2 operated rigs running with 30 wells planned; in Illinois Basin, 1 rig with 28 wells planned
Expected Production Growth: 34%-40%
(1) Estimated expenditures for 2013 do not include any amounts in the DJ Basin, which are recorded as Assets Held for Sale on Consolidated Balance Sheets.
(2) Gross well information.
(3) Five additional wells awaiting sales.
2013 Drilling & Exploration Budget By Region
Illinois Conventional
Tertiary Recovery
Projects
Butler
Ohio
WPX Non-
Operated
31.6%
39.3%
12.6%
12.2%
4.3%
Activity Appalachian Basin Illinois Basin
Drilling & Completion $228.4 $33.6
Enhanced Oil Recovery $0.0 $11.8
Midstream $1.2 $0.0
Total 2013 Capital Budget $229.6 $45.4
2013 Capital Program Breakdown
(1)
YTD 7 11 6 15
2013E 30 31 33 18
Operated Appalachia Drilling Program
(2)
Year
Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
YTD 0 0 0 0
2013E
(3)
11 14 9 4
Non-Operated Appalachia Drilling Program
(2)
Year
Wells
Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion

Average Daily Production (Mmcfe/d)
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Consistent Production Growth

61% CAGR (1) ; Q1 2013 production ~ 29% liquids 61% CAGR (1) ; Q1 2013 production ~ 29% liquids
(1) Based on the CAGR in annual production from 2009 to 2012..
Addition field
compression
MarkWest
Bluestone Plant
1    Sarsen plant starts
in Butler Country
st

REX ENERGY

Mercer
Lawrence
Beaver
Pennsylvania
Jefferson
Fayette
Marshall
Wetzel
Monongalia
Marion
Preston
Tyler
West Virginia
Doddridge
Harrison

Butler Operated Area Midstream Capacity

REXX Butler
Operated Acreage
MWE – Sarsen &
Bluestone Processing
Complex
MWE – Houston
Processing &
Fractionation Complex
EPD ATEX Express
Pipeline
Mariner East
Pipeline
Mariner West
Pipeline
Currently in Service
Under Construction
Source: Publicly available press releases or presentations
MarkWest Y-Grade
Pipeline
MarkWest Energy - Keystone  Processing Complex
Sarsen 40 MMcf/d In Service
Bluestone I 50 MMcf/d In Service
Bluestone II 120 MMcf/d 2Q14
NGL Pipeline 1Q14
MarkWest Energy – Houston Processing & Fractionation Complex
Houston I, II & III 355 MMcf/d In Service
C3+ Fractionation 60,000 Bbls/d In Service
Interconnect to TEPPCO pipeline In Service
Rail Loading 200 Rail cars In Service
Truck Loading 12 Bays In Service
De-ethanization 38,000 Bbls/d 3Q13
Mariner West ethane pipeline 50,000 Bbls/d 3Q13
Enterprise Product Partners - ATEX Express Pipeline
ATEX Express Pipeline 190 MBbls/d 1Q2014

Lorain
Medina
Summit
Mahoning
Ashland
Wayne
Stark
Holmes
Jefferson
Coshocton
Ohio
Licking
Guernsey
Belmont
Ohio
Marshall
Perry
Noble
Wetzel
Hocking
Washington
Doddridge
Wood
Ritchie

Ohio Utica Midstream Providers

REXX Warrior
South Acreage
Blue Racer –
Hastings Plant
Blue Racer –
Natrium Plant
EPD ATEX Express
Pipeline
REXX Carroll
County Acreage
Mariner West
Pipeline
Blue Racer East
Ohio  Pipeline
Source: Publicly available press releases or presentations
MWE Seneca
Processing
Complex
MWE Cadiz
Processing
Complex
MarkWest Energy - Cadiz Processing Complex
Interim Refrigeration 60 MMcf/d In Service
Cadiz I 125 MMcf/d 2Q13
Cadiz II 200 MMcf/d 2Q14
Initial Truck/Rail Loading 3Q13
NGL Pipeline Mid-2013
MarkWest Energy - Seneca Processing Complex
Interim Refrigeration 45 MMcf/d 2Q13
Seneca I 200 MMcf/d 3Q13
Seneca II 200 MMcf/d 4Q13
NGL Pipeline 1Q14
Blue Racer Facilities
Hastings 180 MMcf/d In Service
Natrium 200 MMcf/d 1Q13
Natrium Fractionation 36,000 Bbls/d 1Q13
Pipeline to ATEX 27,000 Bbls/d 2Q14
Currently in Service
Under Construction

97%
2013 Hedging Summary
1. Percentage hedged based on mid-point of 1Q guidance with standard decline; hedging position as of 3/26/2013
2. Includes 60,000 bbls with short put options at $65.00
3. Includes 2.5 Bcf with short put options at $3.35 and 2.6 Bcf with $5.00 floors
4. Assumes an NGL basket consisting of 20% C5+, 7% Isobutane, 14% Butane and 57% Propane

61% of Total NGL Volumes Hedged
65%
4
32%
4
$1.66
$1.58
~ 32% of all NGL components
hedged at $55.36/Bbl
2
$0.98
64%
4
$2.11
79%
$5.00
$4.51 X
$5.34
$3.87
97%
$93.02
$80.63 X
$102.36
$88.46 X $96.46 $4.29 X $4.51
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Oil (/bbl) Gas (/mcf) C5+ (/gal) Isobutane Butane Propane (/gal)
3
Swaps Collars
Puts
1

Butler Operated Area

(1) See note on Hydrocarbon Volumes on page 3.
(2) “Super-frac” refers to the company’s reduced cluster spacing completion design.
(3) “Super-rich” refers to wells that produce wet gas with BTU values of 1,300 or greater.
(4) Well information in gross.
2013 Butler County Drilling Program Well Counts
Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
YTD 4 9 6 13
2013 19 22 21 15
Completed Pads
Pads Awaiting Completion
Voll Pad (3H, 4H)
Stebbins 2H
Drushel
6HD
Meyer 2H
Plesniak Pad (3H,
9H)
Pallack Pad (1H,
3H)
Burgh 2HD Grubbs 2H
Wack 9H
Butler Operated Area (70% WI)
Perry 1HD
Gilliland 11HB
Upper Devonian Burkett Well
Marcellus Well
Overview
~69,400 gross / ~48,400 net acres in Butler, Beaver
and Lawrence counties
~57 wells producing from the wet gas window of the
Marcellus Shale
Increasing EURs
(1)
through improved “Super-frac
(2)
” well
completions
Exposure to “Super-rich
(3)
” gas window in Northwestern
acreage
Stacked play with access to additional producing
horizons
Upper Devonian (Burkett / Rhinestreet): Results to date
show comparable rates and increased liquids content
compared to Marcellus
Utica Shale: Encouraging test results
(4)

Super-Rich Wet Gas Upside
(1)
Assumptions:
$4.00 HH, $90.00 WTI, 50% WTI for NGLS; $80.00 condensate.
1,250 BTU: ~1.6 GPM.
1,300 BTU: ~2.4 GPM.
10 Bbls of condensate produced per 3,000 Mcf.
(1) “Super-Rich” refers to wells that produce wet gas with BTU volumes of 1,300 or greater.

$3.60
$3.60
$4.00
$2.61
$1.76
$0.27
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
Dry Gas 1,250 BTU 1,300 BTU
Gas NGLs Condensate
$4.00
$5.36
$6.48

Improving well designs are resulting in increased EURs
(1)
and returns on capital
Evolution of Butler Marcellus Development

Completion Conventional Frac Conventional Frac Super-frac
(4)
Super-frac
(4)
Gross Average 30 Day
Wellhead IP (Mcf/d)
2,070 2,235 3,142 3,142
First Year Decline
(2)
66% 66% 54% 54%
Lateral Length
3,500’ 3,500’ 4,000’ 4,000’
Stages 12 12 27 27
Cost ~ $4.7mm ~ $5.3mm ~ $6.5mm ~ $6.5mm
Year-End 2010
(12/31/10 Reserve Report)
Year-End 2011
(12/31/11 Reserve Report)
Year-End 2012
(12/31/12 Reserve report)
4.0 Bcfe EUR 4.0 Bcfe EUR ~ 7.0 Bcfe EUR ~ 7.0 Bcfe EUR
~ 9.7 Bcfe
EUR
(2,3)
~ 9.7 Bcfe
EUR
(2,3)
5.3 Bcfe EUR 5.3 Bcfe EUR
Pro Forma Projected 2014
Improving Well Design Improving Well Design
Ethane Uplift and
Transportation
Efficiencies
Ethane Uplift and
Transportation
Efficiencies
(1)
(2)
(3)
(4)
Estimated impact to 7.0 Bcfe EUR well after giving effect to 2014 ethane and transportation arrangements.
See note on Hydrocarbon Volumes on page 3.
NSAI year-end reserve reports (Type curve declines).
“Super-frac” refers to the company’s reduced cluster spacing completion design.

Butler County Wet Gas Type Curve

Super-frac completion method yields attractive IRRs
in current price environment
~7 Bcfe EUR
(1)
without Ethane
Enhanced IRRs with full Ethane Recovery,
expected in 2014
~9.7 Bcfe EUR
(1,2)
with Ethane
NGL yield improves from 38 barrels per MMcf
(inlet) to 111 barrels per MMcf (inlet)
Extension of MarkWest Y-grade pipeline expected
to be reduce marketing and transportation costs by
$0.15 - $0.25 per gallon in Q1 2014
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
0 10 20 30 40 50 60
Production Month
Current Ethane Recovery Full Ethane Recovery
Before Tax IRR
(1)
(2)
(3) Assumption used for “Current Ethane Recovery” projections of ~1.6 gallons per Mcf.
(4)
(5)
Butler Area (Operated) Assumptions
Butler County Marcellus Economics
10
15
20
25
30
35
40
$3.00 $3.50 $4.00 $4.50 $5.00
Price ($/Mcf)
IRR Butler Well w/o Ethane IRR Butler Well w/Ethane @ $0.28/gal
IRR at Current
Strip Prices
(3) (4,5)
See note on “Hydrocarbon Volumes” on page 3.
Estimated impact of 7.0 Bcfe EUR well after effect of 2014 ethane and transportation agreements.
Assumption used for “Full Ethane Recovery” projections of ~4.7 gallons per Mcf.
Ethane pricing of $0.28 per gallon; C3+ pricing at 57% of NYMEX.

REX ENERGY

Stark
Columbiana
Tuscarawas
Jefferson
Harrison

Ohio Utica – Warrior North Prospect

(1) See note on potential drilling locations on page 3.
(2) Assumes full ethane recovery.
~16,100 gross / ~15,900 net acres in Carroll County, OH (100% WI)
First well, Brace #1H, into sales in Q3 2012
1,094 boe/d 24-hour sales rate
Micro-seismic confirms “Super Frac” completion going forward
2 well G. Graham pad into sales on May 1, 2013
Drilled 2 wells on Brace West pad; currently being completed
~94 potential gross drilling locations
(1)
Warrior North Drilling Program
Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
YTD
3 2 0 2
2013E
6 4 4 3
CHK Mangun 22-15-5 8H:
1.5 Mboe/d
CHK  Neider 10-14-5 3H:
1.6 Mboe/d – Peak Rate
CHK  Shaw 20-14-5H:
1.4 Mboe/d
CHK  Burgett #7-15-6-8H:
1.2 Mboe/d
CHK  Buell 10-11-5 8H:
3.0 Mboe/d – Located 10
miles south in Harrison
County
REXX Brace 1H
CHK  White 17-13-5 8H:
1.4 Mboe/d
CHK Houyouse 15-13-5 8H:
1.7 Mboe/d
CHK Coniglio 6H:
1.1 Mboe/d
Warrior North Prospect
Completed Wells
2013 Pad Location
Brace #1H Results
(2)
(Boe/d)
Natural
Gas
Condensate NGLs Total
%
Liquids
Total
(Ethane
Rejection)
5-day sales rate 306 273 429 1,008 70% 839
30-day sales rate
221 202 308 731 70% 610
90-day sales rate
163 127 226 515 68% 424
REXX  G. Graham 1H,
2H
CHK Walters 30-12-5 8H:
1.1 Mboe/d
Overview
REXX Brace West
Pad
EVEP  Cairns  5H: 1.7
Mboe/d

Ohio Utica – Warrior South Prospect
~6,700 gross / ~4,100 net acres in Guernsey, Noble and Belmont
Counties, OH (63% WI)
Joint Development Agreement with MFC Drilling and ABARTA
Oil & Gas Co.
Drilled and completed 3 wells; currently shut-in
Expect wells to be placed into sales on June 1, 2013
~38 potential gross drilling locations
(2)
Rig moving to 5 well J. Anderson pad
~5,000 ft average lateral length

Warrior South Drilling Program
Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
YTD 0 0 0 0
2013E 5 5 8 0
Warrior South Prospect
REXX – Completed
Three Well Pad
Guernsey#1H
Noble#1H
Guernsey #2H
Antero Miley 5-H
Proposed MWE
Liquids Line
GPOR – Groh 1-12H:
Rate of 1.9 Mboe/d;
80% Liquids
GPOR – Wagner 1-
28H: Test Rate of 4.7
Mboe/d; 50% Liquids
GPOR – Shugert 1-1H:
Test Rate of 4.9 Mboe/d;
44% Liquids
GPOR – BK Stephens
1-16H:  Rate of 3.0
Mboe/d; 66% Liquids
Completed Pads
Potential Pad Location
(1) Assumes full ethane recovery.
(2) See note on Potential Drilling Locations on page 3.
GPOR – Shugert 1-12H:
Test Rate of 7.5 Mboe/d;
43% Liquids
GPOR – Ryser 1-25H:
Rate of 2.9 Mboe/d;
73% Liquids
Well Lateral Length MBoe/d
(1)
Liquids %
Guernsey 2H 3,640’ 3,111 57%
Guernsey 1H 3,587’ 2,968 57%
Noble 1H 3,378’ 2,938 55%
GPOR – Stutzman 1-14H:
Test Rate of 4.1 Mboe/d;
23% Liquids
GPOR – Clay 1-4H:
Rate of 2.2 Mboe/d;
68% Liquids
Overview

Warrior South Industry Results Comparison

> 65% Liquids
Company Well Name
Lateral
(feet) BTU
Shrink
%
Gas
(Mcf/d)
Oil
(Bbls/d)
NGL
(Bbls/d)
Boe/d (Full Ethane
Recovery) % Liquids
Boe/d assuming
3,500’ Lateral*
GPOR Groh 1-12H 5,414 1,247 18% 2,296 1,186 367 1,935 80% 1,251
PDCE
Onega Commissioners
14-25H
3,950 1,254 20% ~1,891 ~841 ~345 1,501 79% 1,330
GPOR Boy Scout 5-33H 6,029 1,259 22% 2,262 902 383 1,662 77% 965
PDCE Detweiler 42-3H 3,868 1,263 21% ~3,059 ~999 ~530 2,039 75% 1,845
GPOR Boy Scout 1-33H 7,974 1,310 25% 5,325 1,560 1,008 3,456 74% 1,517
GPOR Ryser 1-25H 8,291 1,160 21% 4,661 1,488 649 2,914 73% 1,230
GPOR Clay 1-14H  7,372 1,258 27% 4,307 747 761 2,226 68% 1,057
GPOR BK Stephens 1-16H 5,276 1,207 11% 6,141 1,224 759 3,007 66% 1,994
Average 6,022 1,245 21% 3,743 1,118 600 2,342 74% 1,399
50% - 65% Liquids
REXX Guernsey 2H 3,640 1,207 20% 8,082 564 1,200 3,111 57% 2,991
REXX Guernsey 1H 3,587 1,216 20% 7,603 549 1,152 2,968 57% 2,896
REXX Noble 1H 3,378 1,216 20% 8,004 392 1,212 2,938 55% 3,044
Average 3,535 1,213 20% 7,896 502 1,188 3,006 56% 2,977
< 50% Liquids
GPOR Wagner 1-28H 8,143 1,214 18% 14,022 432 1,881 4,650 50% 1,999
GPOR Shugert 1-1H 5,758 1,204 17% 16,600 144 2,002 4,913 44% 2,986
GPOR Shugert 1-12H 8,197 1,204 10% 25,650 300 2,907 7,482 43% 3,195
GPOR Stutzman 1-14H 8,634 1,078 11% 18,690 0 945 4,060 23% 1,646
Average 7,683 1,175 14% 18,741 219 1,934 5,276 40% 2,456
Source: Publicly available press releases announcing well test results
*Internal calculation based upon  lateral lengths shown in table

Jasper
Crawford
Richland
Lawrence
Martin
Edwards
Wabash
Pike
Dubois
Gibson
White
Posey
Vanderburgh
Warrick
Spencer
Hancock
Henderson
Daviess
Daviess

Illinois Basin Overview

Rex Energy is one of the largest producers in the
basin, producing approximately 2,179 net Bbls/d of oil
~27,000 net acres
Represents 9% of total proved reserves and 18% of
Q4 2012 production
Rex Energy has identified multiple zones with
conventional recompletion opportunities
Added 849 Bbls/d of incremental oil production in
Q4 2012
Provide attractive rates of return in current price
environment
In process of delineating acreage and multiple
zones
Plan to drill 28 wells and complete first horizontal test
well in 2013
Continue to explore opportunities to increase
production in the basin
Lawrence Field
Gibson and Posey Counties
Overview
Illinois Basin
Net Acres
(1)
~27,000
Proved Reserves (MMBoe)
(2)
9.2
PV-10 ($MM)
(2)
$222.2
% Oil
(2)
100.0%
% Developed
(2)
99.6%
Q4 2012 Production (MBoe/d)
(1)
2.2
(1) As of 12/31/12.
(2) NSAI Reserve Report as of 12/31/12; See note on Non-GAAP Financial Measures – PV-10 on page 39.

≥

ELK
CAMERON
CLINTON
CLARION
JEFFERSON
CLEARFIELD
CENTRE
ARMSTRONG
INDIANA
CAMBRIA
BLAIR
HUNTINGDON
WESTMORELAND
SOMERSET
BEDFORD
FAYETTE
FULTON

Marcellus Non-Operated Overview
Sizeable acreage position with ~44,400 gross / ~16,900 net
acres
(1)
in Westmoreland, Clearfield and Centre Counties,
PA
Westmoreland County: ~6 Bcf EUR
(2)
; attractive economics
at $4.00 / MMcfe
December 2012 average daily production of ~57.6 gross
MMcf/d from 43 producing wells
81.0 gross MMcf/d total takeaway capacity in
Westmoreland, PA
7.0 gross MMcf/d firm capacity with interruptible takeaway
into Columbia gas line in Clearfield/Centre Counties

Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
YTD 0 0 0 0
2013E
(4)
11 14 9 4
Marcellus Non-Operated
Westmoreland
County Non-
Operated Area
Clearfield-Centre
County Non-
Operated Area
(1) Includes non-operated area acreage only.
(2) See note on Hydrocarbon Volumes on page 3.
(3) Well information in gross.
(4) Five additional wells awaiting sales.
Overview
EUR Number of Wells
~ 5.8 Bcf – 6.2 Bcf 32
~ 7.0 Bcf 6
> ~ 7.5 Bcf 7
(3)
Marcellus Non-Operated Drilling Program

Lawrence Field
Lawrence Field ASP
Implementing ASP flood operations in Lawrence field
acreage in Lawrence County, IL
Middagh Pilot
Oil cuts in the Pilot increased from 1.0% to ~12.0% in total unit, with individual wells experiencing oil cuts above 20%
Peak production was seen at 100+ Bbls/d
Current proved reserves booking of 13% of pore volume
continues to be confirmed
Perkins-Smith Unit Pilot Expansion
ASP injection commenced in June 2012
Initial project response expected in mid-year 2013
Expected peak response at year-end 2013
Delta Unit Full Scale Commercial Expansion
Core studies and geologic mapping complete
Drilling of additional pattern wells complete
Injection line tie-in complete
On track to begin ASP injection in 4Q 2013
Added 758 net MBO of proved reserves in 2012
Middagh Pilot
15 Acres
Perkins-Smith
58 Acres
Delta Unit

Responsible Development of America’s Energy Resources Appendix

First Quarter and Full Year 2013 Guidance
First Quarter
2013
Full Year
2013
Average Daily Production 71.5 – 73.5 MMcfe/d 90.5 – 94.5 Mmcfe/d
Lease Operating Expense $13.0 – $14.5 million $58.0 – $62.0 million
Cash G&A $5.8 – $6.8 million $26.0 – $29.0 million
Capital Expenditures N/A $230.0 - $250.0 million

FORMATION NAME & DESCRIPTION
UPPER DEVONIAN SHALES
RHINESTREET SHALE
Mixed Organic &
Non-organic Shale
MIDDLESEX SHALE
Mixed Organic &
Non-organic Shale
GENESEE SHALE
Mixed Organic &
Non-organic Shale
BURKETT SHALE
TULLY LIMESTONE
HAMILTON SHALE
Mixed Organic &
Non-organic Shale
MARCELLUS
MARCELLUS SHALE
Organic Black Shale
ONONDAGA LIMESTONE
UTICA
UTICA SHALE
POINT PLEASANT
TRENTON LIMESTONE

Reservoir 3
~ 60’ thick
(4,700’ to 5,500’ deep)
Reservoir 4
200’ thick
(4,500’ to 5,800’ deep)
Reservoir 2
150’ thick
(4,900’ to 5,700’ deep)
Reservoir 1
285’ thick
(9,000’ to 11,000’ deep)

Butler Operated Area Stacked Pays
Stratigraphic Column 2012 2013
Rhinestreet Shale
Burkett Shale
Marcellus Shale
Utica Shale
•
Frac one legacy vertical well to test gas quality and
liquids potential
•
No planned drilling in 2013 given Marcellus / Burkett
development
•
Drilled 4 locations
•
Completed first test well (Gilliland #11HB)
•
Tests indicate 16% increase in liquids production vs.
Marcellus
•
~ 350 identified locations in Marcellus
•
Drilled 17 wells; completed 19 wells
•
Continued improvement in drilling/completion
techniques
•
Drilling efforts focused in this zone given economics
and ability to also hold shallow acreage
•
18 wells planned to drill; 17 wells planned for
completion
•
Completed first Utica well (Cheesman 1H) that went
into sales in Q1 2012 at 9.2 MMcfe/d
•
Drilled second Utica well (Hufnagel #1H) in July 2012
•
Complete Hufnagel  #1H in 1H 2013
•
Plan to drill 1 location
•
Plan to complete 4 locations
•
Recent Drushel 6-HD produced into sales at a 5-day
rate of 7.3MMcfe/d (assuming full ethane recovery)
•
2 completions will test Super Rich portion of acreage

Marcellus “Super Frac”
Marcellus “Super Frac”
Completion Optimization
Completion Optimization
Process
Process
Drushel 3H (150 ft design) “Super Frac”:
•
Job Performed: Apr. 2011; On Prod: 680  Days
•
Lateral Length: 3,000’ ; 21 Stages
Behm 1H (150 ft design) “Super Frac”:
•
Job Performed: Jun. 2011; On Prod: 540 Days
•
Lateral Length: 3,900’; 26 Stages
Carson 3H (150 ft design) “Super Frac”:
•
Job Performed: Mar. 2012; On Prod: ~250 days
•
Lateral Length: 3,900’; 26 Stages
Carson 1H (225 ft design) “Super Frac”:
•
Job Performed: Mar. 2012; On Prod: ~250 days
•
Lateral Length: 4,500’; 20 Stages
Pallack 1H & 3H (150 ft design) “Super Frac”:
•
Job Performed: Aug. 2012; On Prod: ~160 days
•
Lateral Length: 3,600’; 24 Stages
Plesniak  3H & 9H (150 ft design) “Super Frac”:
•
Job Performed: Sept. 2012; On Prod: ~80 &135 days
•
Lateral Length: 3,600’; 24 Stages
Voll  3H & 4H (225 ft design) “Super Frac”:
•
Job Performed: Oct.. 2012; On Prod: ~70 days
•
Lateral Length: 3H-3,400’; 15 Stages
•
Lateral Length: 4H-4,000’ ; 18 Stages
Meyer 2H (150 ft design) “Super Frac”:
•
Job Performed: Jan. 2013; On Prod: ~15 days
•
Lateral Length: 4,000’; 27 Stages
Lateral Spacing: 450 - 600 feet apart
Type curve validates lower initial first year decline
Lateral Spacing: 950 feet apart
225’ stage spacing versus 150’ stage spacing
Lateral Spacing: 900 feet apart
150’ stage spacing
Restricted choke production test flowback
Lateral Spacing: No interference 150’ stage spacing
Plesniak #3H: No Shut-In : Restricted choke
Plesniak #9H: Extended Shut-in : Restricted Choke
No Interference
150’ stage spacing
Extended Shut-in : Restricted Choke
Lateral Spacing: 650 feet apart
225’ stage spacing versus 150’ stage spacing
Extended Shut-In: Restricted Choke
Preliminary results from varying extended shut-ins and restricted chokes yield a 25-35% increase in early pressure profile. Next 6-9 months of production history will help determine optimal stage size and lateral spacing.
rate

≥

ELK
CAMERON
CLINTON
CLARION
JEFFERSON
CLEARFIELD
CENTRE
ARMSTRONG
INDIANA
CAMBRIA
BLAIR
HUNTINGDON
WESTMORELAND
SOMERSET
BEDFORD
FULTON
FAYETTE

Marcellus Non-Operated Overview
• Sizeable acreage position with 44,400 gross / 16,900
net acres in Westmoreland, Clearfield and Centre
Counties, PA
• Westmoreland County: ~6 Bcf EUR
2
; attractive
economics at $4.00 / MMcfe
• Clearfield-Centre Counties: 12,200 gross acre block:
6,500 HBP, 5,700 no expiry for next five years
• Executed JV with WPX Energy on this position in 2009
• WPX operates both areas
• December 2012 Avg. Daily Production of ~57.6 MMcf/d
from 42 producing wells
•
Plan to complete 7 wells currently awaiting completion
•
81.0 gross MMcf/d total takeaway capacity in
Westmoreland, PA
•
7.0 gross MMcf/d firm capacity with interruptible takeaway
into Columbia gas line in Clearfield/Centre Counties

Marcellus Non-Operated Drilling Program
3
Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
YTD 0 0 0 0
2013E 0 7 7 0
Marcellus Non-Operated
Westmoreland
County Non-
Operated Area
Clearfield-Centre
County Non-
Operated Area
1. Includes non-operated area acreage only
2. See note on Hydrocarbon Volumes on page 3
3. Well information in gross
1

Westmoreland County Marcellus Economics

Before Tax IRR
Westmoreland County (Non-Operated)
Assumptions
•
Well costs of ~$5.8 million per well
•
Lateral length of 3,500 ft.
•
EUR of ~6.0 Bcf per well
•
As of year end 2012 reserves:
Westmoreland County Dry Gas Type Curve
IRR at Current
Strip Prices
EUR Number of Wells
~ 5.8 Bcf – 6.2 Bcf 32
~ 7.0 Bcf 6
> ~ 7.5 Bcf 7
Production Month
4.2 Bcf Type Curve
6.0 Bcf Type Curve
IRR - 4.2 Bcf Well IRR - 6.0 Bcf Well
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
0 10 20 30 40 50 60
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
$3.00 $3.50 $4.00 $4.50 $5.00

Liquids Production Ratios

Current Liquids Sales Ratio Liquids Sales Ratio With Full Ethane Sales
~1.6 Gallons per
Wellhead Mcf
~4.7 Gallons per
Wellhead Mcf
Ethane
10%
Propane
50%
Butane
15%
Iso-
Butane
7%
Natural
Gasoline
18%
Ethane
67%
Propane
18%
Butane
5%
Iso-Butane
3%
Natural
Gasoline
7%

2013 Hedging Summary (1)
0%
20%
40%
60%
80%
100%
2013 Oil
(/bbl)
2013 Gas
(/mcf)
2013 C5+
($/gal)
2013 Isobutane
($/gal)
2013 Butane
($/gal)
2013 Propane
($/gal)
Puts
Collars
Swaps 49% of Total NGL Volumes Hedged
~ 26% of all NGL components hedged at $55.36/Bbl
68%
78%
64%
52%
26%
51%
$93.02 $4.06
$2.11
$1.66
$1.58
$0.98
$103.00
-
$79.45
$5.34
-
$4.51
$5.00
(1) Percentage hedged based on mid-point of Full Year production guidance; hedging position as of 4/11/2013.
(2) Includes 45,000 bbls with short put options at $65.00.
(3) Includes 1.9 Bcf with short put options at $3.35.
(4) Assumes an NGL basket consisting of 20% C5+, 7% Isobutane, 14% Butane and 57% Propane.
(2) (3) (4) (4) (4) (4)

2014 Hedging Summary (1)
0%
20%
40%
60%
80%
2014 Oil
(/bbl)
2014 Gas
(/mcf)
Puts
Collars
Swaps
54%
60%
$103.32
-
85.01
$4.04
$90.00
$4.60
-
$3.87
Small amount of NGLs hedged in
2014 (8,000 Bbls total)
(1) Percentage hedged based on mid-point of Full Year 2013 production guidance  with standard decline through 2014; hedging position as of 4/11/2013.
(2) Includes 360,000 bbls with short put options at $69.00.
(3) Includes 6.6 Bcf with short put options at $3.04; Excludes 1.8 Bcf in $5.00 call options.
(2) (3)

Current Hedging Summary

1. Hedging position as of 3/26/2013
Crude Oil
(1)
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Swap Contracts
120,000 120,000 120,000 -- -- -- --
Volume Hedged
$ 93.02 $ 93.02 $ 93.02 -- -- -- --
Price
Collar Contracts
Volume Hedged
45,000 60,000 60,000 15,000 15,000 15,000 15,000
Ceiling
$ 104.33 $ 102.50 $ 102.50 $ 97.65 $ 97.65 $ 97.65 $ 97.65
Floor
$ 76.67 $ 80.50 $ 80.50 $ 90.00 $ 90.00 $ 90.00 $ 90.00
Three-Way
Collars
Volume Hedged 15,000 15,000 15,000 90,000 90,000 90,000 90,000
Ceiling
$ 100.00 $ 100.00 $ 100.00 $ 104.27 $ 104.27 $ 104.27 $ 104.27
Floor
$ 85.00 $ 85.00 $ 85.00 $ 80.00 $ 80.00 $ 80.00 $ 80.00
Short Put
$ 65.00 $ 65.00 $ 65.00 $ 65.00 $ 65.00 $ 65.00 $ 65.00
Put Spread
Contracts
Volume Hedged
-- -- -- 42,000 42,000 42,000 42,000
Floor -- -- -- $ 90.00 $ 90.00 $ 90.00 $ 90.00
Short Put
-- -- -- $ 75.00 $ 75.00 $ 75.00 $ 75.00

Current Hedging Summary (Cont’d)

Natural Gas Hedges
(1)
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Swap Contracts
Volume 1,930,000 2,130,000 2,130,000 1,410,000 1,110,000 1,110,000 1,110,000
Price $ 3.85 $ 3.88 $ 3.88 $ 3.96 $ 3.96 $ 3.96 $ 3.96
Collar Contracts
Volume 840,000 840,000 840,000 450,000 450,000 450,000 450,000
Ceiling $ 5.68 $ 5.68 $ 5.68 $ 4.43 $ 4.43 $ 4.43 $ 4.43
Floor $ 4.77 $ 4.77 $ 4.77 $ 3.51 $ 3.51 $ 3.51 $ 3.51
Put Contracts
Volume
660,000 660,000 660,000 -- -- -- --
Floor $ 5.00 $ 5.00 $ 5.00 -- -- -- --
Call Contracts
Volume -- -- -- 450,000 450,000 450,000 450,000
Ceiling -- -- -- $ 5.00 $ 5.00 $ 5.00 $ 5.00
Three Way Collars
Volume 630,000 630,000 630,000 1,500,000 1,500,000 1,500,000 1,500,000
Ceiling $ 4.88 $ 4.88 $ 4.88 $ 4.64 $ 4.64 $ 4.64 $ 4.64
Floor $ 4.17 $ 4.17 $ 4.17 $ 3.95 $ 3.95 $ 3.95 $ 3.95
Short Put $ 3.35 $ 3.35 $ 3.35 $ 3.00 $ 3.00 $ 3.00 $ 3.00
1. Hedging position as of 3/26/2013
2. Swap contract volumes and average prices include swaption hedges
(2)

Current Hedging Summary (Cont’d)

Natural Gas Liquids
(1)(2)
2Q13 3Q13 4Q13
Swap Contracts
Propane
Volume Hedged (Bbls) 33,000 33,000 33,000
Price per Barrel
$ 42.42 $ 42.42 $ 42.42
Price per Gallon
$ 1.01 $ 1.01 $ 1.01
Butane
Volume Hedged (Bbls)
6,000 6,000 6,000
Price per Barrel $ 66.36 $ 66.36 $ 66.36
Price per Gallon
$ 1.58 $ 1.58 $ 1.58
Isobutane
Volume Hedged (Bbls)
6,000 6,000 6,000
Price per Barrel
$ 69.72 $ 69.72 $ 69.72
Price per Gallon $ 1.66 $ 1.66 $ 1.66
C5+
Volume Hedged (Bbls)
21,000 21,000 21,000
Price Per Barrel
$ 88.62 $ 88.62 $ 88.62
Price per Gallon
$ 2.11 $ 2.11 $ 2.11
1. Hedging position as of 3/26/2013
2. NGL hedges are indexed to Mt. Belvieu indexes for each respective component

PV-10 Reconciliation
Standardized Measure of Discounted Future Net Cash Flows $ 396,123
79,587
24,822
Discounted Future Net Cash Flows (SEC PV-10) $500,532
Incremental Discounted Future Cash Flows from Strip Pricing in Excess of SEC Pricing 251,748
Discounted Future Net Cash Flows (Strip PV-10) $752,280
The following table presents a reconciliation of Rex Energy’s PV-10 to its standardized measure of discounted future net cash flows as of December 31,
2012:
(1) For purposes of this reconciliation, we have used estimates of the effects of future income taxes and future abandonment costs (asset retirement obligations).
($ in thousands)
Discounted Future Cash Flows from Abandonments
(1)
Discounted Future Cash Flows from Income Taxes
(1)

Finding & Development Cost Reconciliation
December 31, 2010 December 31, 2011 December 31, 2012
Drill-Bit Capital Deployed $76.3 $192.8 $176.9
Acreage Acquisitions 70.7 78.7 51.0
Equity Method Investments, Noncontrolling Interests and Other 17.5 30.9 11.0
All-In Capital Deployed $164.5 $302.4 $238.9
December 31, 2010 December 31, 2011 December 31, 2012
Drill-Bit Capital Deployed $76.3 $192.8 $176.9
Acreage Acquisitions 70.7 78.7 51.0
Drill-Bit Finding and Development Cost ($/Mcfe) $0.67 $1.24 $0.90
December 31, 2010 December 31, 2011 December 31, 2012
All-In Capital Deployed $164.5 $302.4 $238.9
Extensions and Discoveries (Bcfe) 114.0 155.8 196.6
Production (Bcfe) (7.4) (14.2) (24.6)
Acquisitions and Divestitures (Bcfe) (14.5) - 0.3)
Revisions to Previous Estimates (Bcfe) (15.8) 22.9 79.6
Subtotal (Bcfe) 76.3 164.5 251.9
All-In Finding and Development Cost ($/Mcfe) $2.15 $1.84 $0.95

Non-GAAP Financial Measures

“EBITDAX” means, for any period, the sum of net income for such period plus the following expenses, charges or income to the extent deducted from or added to net income in such period:
interest, income taxes, DD&A, unrealized losses from financial derivatives, the retroactive portion of the Pennsylvania Impact Fee, exploration expenses and other similar non-cash charges, minus all non-cash income, including but not limited to, income from unrealized financial derivatives, added to net income. EBITDAX, as defined above, is used as a financial measure by our management team and by other users of its financial statements, such as our commercial bank lenders to analyze such things as:
• Our operating performance and return on capital in comparison to those of other companies in our industry, without regard to financial or capital structure;
• The financial performance of our assets and valuation of the entity without regard to financing methods, capital structure or historical cost basis;
• Our ability to generate cash sufficient to pay interest costs, support our indebtedness and make cash distributions to our stockholders; and
• The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.
EBITDAX is not a calculation based on GAAP financial measures and should not be considered as an alternative to net income (loss) (the most directly comparable GAAP financial measure)
in measuring our performance, nor should it be used as an exclusive measure of cash flows, because it does not consider the impact of working capital growth, capital expenditures, debt principal reductions, and other sources and uses of cash, which are disclosed in our consolidated statements of cash flows.
We have reported EBITDAX because it is a financial measure used by our existing commercial lenders, and because this measure is commonly reported and widely used by investors as an indicator of a company’s operating performance and ability to incur and service debt. You should carefully consider the specific items included in our computations of EBITDAX. While we have disclosed EBITDAX to permit a more complete comparative analysis of our operating performance and debt servicing ability relative to other companies, you are cautioned that EBITDAX as reported by us may not be comparable in all instances to EBITDAX as reported by other companies. EBITDAX amounts may not be fully available for management’s discretionary use, due to requirements to conserve funds for capital expenditures, debt service and other commitments.
We believe that EBITDAX assists our lenders and investors in comparing our performance on a consistent basis without regard to certain expenses, which can vary significantly depending upon accounting methods. Because we may borrow money to finance our operations, interest expense is a necessary element of our costs. In addition, because we use capital assets, DD&A are also necessary elements of our costs. Finally, we are required to pay federal and state taxes, which are necessary elements of our costs. Therefore, any measures that exclude these elements have material limitations.
To compensate for these limitations, we believe it is important to consider both net income determined under GAAP and EBITDAX to evaluate our performance.
PV-10 is our estimate of the present value of future net revenues from proved oil and gas reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future net revenues are discounted at an annual rate of 10% to determine their “present value.”
PV-10 is a financial measure routinely used by professional analysts and investors in evaluating oil and gas companies. We believe that PV-10 is a financial measure calculated similarly by other companies in the oil and gas industry.  Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating the company. PV-10 differs from the standardized measure of discounted future net cash flows relating to proved oil and gas reserves, or SMOG,  as calculated and presented in accordance with GAAP, and should not be considered as an alternative to the standardized measure as computed under GAAP.  We note that SMOG is typically not calculated on an interim basis, as it is not practicable to calculate taxes on other than an annual basis. Taxes is the principal difference between PV-10 and SMOG, and accordingly we have not reconciled PV-10 measured as of October 31, 2012, the date of our most recent reserve estimates used in this presentation.